UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021
CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Harbour Place Drive, Suite 300
Davidson,	North Carolina	28036
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 8, 2021, the Board of Directors for Curtiss-Wright Corporation (NYSE: CW) (the “Company”) announced the appointment of Mr. Robert F. Freda, age 53, to the office of Vice President and Treasurer of the Company, effective January 11, 2021. Mr. Freda will replace Mr. Harry Jakubowitz, who retired on January 8, 2021. Mr. Freda will report directly to Mr. K. Christopher Farkas, the Company’s Vice President and Chief Financial Officer.

Prior to his new position, Mr. Freda served as the Company’s Assistant Corporate Controller from June 2017 and also served as Director of Finance from September 2006. Prior to joining Curtiss-Wright, Mr. Freda spent more than 16 years in various corporate finance roles of increasing responsibility, including Assistant Corporate Controller at Telcordia Technologies.

Mr. Freda earned his Bachelor of Science degree in accounting from Fairleigh Dickinson University. Mr. Freda is a Certified Public Accountant in the State of New Jersey.

There is no family relationship between Mr. Freda and any other executive officer or director of the Company, and there is no arrangement or understanding under which he was appointed. There are no transactions, or a series of similar transactions, or any currently proposed transactions, or a series of similar transactions, to which the Company was or is to be a party, in which the amount exceeds $120,000, and in which Mr. Freda had, or will have a direct or indirect material interest. There have been no changes to any of Mr. Freda’s previously announced material plans, contracts or arrangements as a result of this appointment.

A copy of the press release announcing Mr. Freda’s appointment is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 8, 2021 of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ K. Christopher Farkas
K. Christopher Farkas
Vice President and
Chief Financial Officer

Date: January 11, 2021